UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 8, 2006
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                             Tompkins Trustco, Inc.
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               (Exact Name of Registrant as specified in Charter)


            New York                   1-12709                  16-1482357
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  (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)


The Commons, PO Box 460, Ithaca, New York                            14851
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           (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code     (607) 273-3210
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to
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[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
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[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
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

                 Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      Tompkins Trustco, Inc. held its Annual Meeting of the Shareholders in Ithaca, NY on May 8, 2006. At the meeting Mr. James J. Byrnes, Chairman of the Board of Directors and Chief Executive Officer of Tompkins Trustco, Inc. announced, consistent with the Company's previously announced succession plan, that he intends to retire from his position as Chief Executive Officer on December 31, 2006.

      Under the succession plan previously announced in December 2005, Byrnes, will retire from the role of Chief Executive Officer as of January 1, 2007 and will continue as Chairman of the Board. Stephen S. Romaine, current President and Chief Executive Officer of Tompkins' subsidiary, Mahopac National Bank, has been named as Byrnes' replacement as CEO of Tompkins Trustco, Inc.

      Under the succession plan, James W. Fulmer will be appointed a Vice Chairman of the Board of Tompkins Trustco, effective January 1, 2007. Fulmer will also continue to serve as Chairman, President and Chief Executive Officer of The Bank of Castile. Stephen E. Garner, who succeeded Mr. Byrnes as President and CEO of Tompkins Trust Company in 2003, will continue in that role as head of Tompkins Trustco's largest subsidiary.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TOMPKINS TRUSTCO, INC.


Date:  May 12, 2006                            By: /s/ JAMES J. BYRNES
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                                                   James J. Byrnes
                                                   Chairman and CEO